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                                                                    Exhibit 10.3




                              MARSEC HOLDINGS, INC.

                           (a Cayman Islands Company)




                             SHAREHOLDERS' AGREEMENT




                         Dated as of September 15, 2000
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                             SHAREHOLDERS AGREEMENT

            This SHAREHOLDERS' AGREEMENT, dated as of September 15, 2000, (the "Agreement"), is entered into by and among MARSEC Holdings, Inc., a Cayman Islands company (the "Company"), the individuals set forth on the signature page hereof (collectively, the "Founders," and each a "Founder") and AsiaInfo Holdings, Inc., a Delaware corporation (the "Parent"). The Founders and the Parent may individually be referred to herein as "Shareholder" or collectively as the "Shareholders."

            WHEREAS, the authorized capital of the Company consists of 3,000,000 shares, of which 2,000,000 are ordinary shares, par value US$0.01 per share (the "Ordinary Shares"), and 1,000,000 are series a preferred shares, par value US$0.01 per share (the "Preferred Shares");

            WHEREAS, in consideration of services they have rendered and will render to the Company pursuant to the terms of those certain employment agreements to be entered into by and between the Company and each of the Founders (the "Employment Agreements"), the Company has issued an aggregate of 250,000 Ordinary Shares to the Founders pursuant to the terms of the Employment Agreements, representing 25% of the currently issued and outstanding Shares (as defined below) of the Company;

            WHEREAS, in consideration of US$2,000,000 the Company has issued 750,000 Preferred Shares to the Parent, representing 75% of the currently issued and outstanding Shares of the Company, together with a warrant dated as of September 15, 2000 (the "Warrant") to purchase an additional 200,000 Preferred Shares;

            NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

      Section 1. Defined Terms. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

      "Agreement" shall mean this Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof.

      "Board" shall have the meaning given to such term in Section 5.01 hereof.

      "Bona Fide Offer" shall have the meaning given to such term in Section
3.07 hereof.

      "Business Day" shall mean any calendar day on which banks in Beijing are open for business.

      "Commission" shall mean the United States Securities and Exchange Commission.

      "Directors" shall have the meaning given to such term in Section 5.01 hereof.

      "Excluded Shares" shall have the meaning given to such term in Section
3.03 hereof.

      "First Offer Price" shall mean the price at which the Ordinary Shares or the Preferred Shares were first offered pursuant to Section 3.06 hereof.

      "Initial Public Offering" shall mean the first time a registration statement filed by the Company under the Securities Act, in respect of a firm commitment underwritten public offering of Shares, is declared effective by the Commission and the sale of such Shares by the Company in such offering is consummated or any public
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offering of ordinary shares and/or preferred shares on an internationally recognized stock exchange is completed.

      "Initial Public Offering Date" shall mean the date on which the Initial Public Offering is consummated.

      "Memorandum of Association" shall mean the Company's Memorandum and Articles of Association as filed with the Registrar of the Cayman Islands on August 11, 2000, as the same may be amended from time to time.

      "Offered Securities" shall have the meaning given to such term in Section
3.06 hereof.

      "Offering Shareholder" shall have the meaning given to such term in
Section 3.06 hereof.

      "Person" shall mean any natural person, company, corporation, limited liability company, association, partnership, organization, business, firm, joint venture, trust, unincorporated organization or any other entity or organization, including a government or any political subdivision, department or agency of any government.

      "Preemptive Notice" shall have the meaning given to such term in Section
3.08 hereof.

      "Preemptive Shares" shall have the meaning given to such term in Section
3.08 hereof.

      "Proportionate Amount" shall have the meaning given to such term in
Section 3.08 hereof.

      "Reoffer Notice" shall have the meaning given to such term in Section 3.06 hereof.

      "Reoffer Price" shall have the meaning given to such term in Section 3.06 hereof.

      "Restricted Shares" shall have the meaning given to such term in Section
3.02 hereof.

      "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act, or any successor federal statute, as the same shall be in effect from time to time.

      "Section 3.06 Closing" shall have the meaning given to such term in
Section 3.06 hereof.

      "Section 3.06 Closing Date" shall have the meaning given to such term in
Section 3.06 hereof.

      "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "Shares" shall mean the Ordinary Shares and/or the Preferred Shares, as applicable.

      "Shareholder" shall have the meaning given to such term in the recital hereof.

      "Transfer" shall mean the making of any sale, exchange assignment or gift of the granting of any security interest, pledge or other encumbrance in, or of the creation of, any voting trust or other agreement or arrangement with respect to the transfer of voting rights in, the Shares, or the creation of any other claim thereof
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or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right, title or interest or possession in or to the Shares.

      "Transfer Notice" shall have the meaning given to such term in Section
3.06 hereof.

      Section 2. Representations and Warranties. Each Shareholder (in respect of itself only and not in respect of any other Shareholder) represents and warrants to the other Shareholders and the Company, and the Company represents and warrants to each Shareholder, as follows:

            2.01. Good Standing. If it is not a natural person, it is duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power to enter into and perform its obligations under this Agreement.

            2.02. Authorization of Agreement. It has full power and authority to execute, deliver and perform this Agreement and the documents contemplated hereby. If it is not a natural person, the execution, delivery and performance of this Agreement and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by it and no other action on its part is necessary. This Agreement and the documents contemplated hereby to which it is a party have been duly executed and delivered by it and constitutes its valid and binding obligation and are enforceable against it in accordance with their respective terms.

            2.03. No Conflicts. The execution, delivery and performance of this Agreement by such Shareholder or the Company (as the case may be) and the consummation of the transactions contemplated hereby will not (with or without the giving of notice, lapse of time, or both): (i) with respect to any Shareholder which is not a natural person, violate or conflict with any of the provisions of its governing documents; (ii) will not conflict with, result in a breach of, or constitute a default under any applicable law, judgment, order, ordinance, decree, rule, regulation, or ruling of any court or governmental instrumentality applicable to such Shareholder; or (iii) conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license, or permit to which such Shareholder is a party or by which such Shareholder or any of its assets or properties may be bound.

      Section 3.  Transfer of Shares.

            3.01. Legend. (a) Each certificate evidencing the Shares (other than Excluded Shares) shall be stamped or imprinted with a legend substantially as follows:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE SHAREHOLDERS AGREEMENT DATED AS OF SEPTEMBER 15, 2000. A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE. THESE SECURITIES MAY BE RESOLD OR TRANSFERRED ONLY (1) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, (2) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (3) IN RELIANCE UPON ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT SUBJECT, IN EACH CASE DESCRIBED ABOVE, TO THE RECEIPT BY THE COMPANY OF ANY NECESSARY CERTIFICATIONS OR ENDORSEMENTS RELATING TO COMPLIANCE WITH THE
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            RESTRICTIONS ON TRANSFER APPLICABLE TO THE SECURITIES AND, IN THE
            CASE OF ANY TRANSFER PURSUANT TO CLAUSES (1) AND (3) ABOVE, AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE AND OTHER SECURITIES LAWS.

            3.02. Securities Act Compliance. Each Shareholder who is a holder of a certificate evidencing Shares which bears the restrictive legend set forth in
Section 3.01 above (the "Restricted Shares"), and who proposes to Transfer any Restricted Shares, shall give written notice (the "Sale Notice") to the Company of such Shareholder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed sale or other disposition in sufficient detail and may be accompanied by an opinion of legal counsel to the Shareholder. Promptly upon receipt of the Sale Notice, the Company shall present a copy thereof (together with any accompanying opinion of legal counsel to the Shareholder) to its legal counsel, and, subject to the additional restrictions on Transfer of the Shares set forth herein, the following provisions shall apply:

            (a) If, in the opinion of legal counsel to such Shareholder, such opinion to be reasonably satisfactory in form and substance to the Company and its legal counsel, or if such notice was not accompanied by an opinion of legal counsel to the Shareholder, then, if, in the opinion of legal counsel to the Company, the proposed sale or other disposition may be effected without registering the Restricted Shares involved under the Securities Act or under state securities laws (or equivalent laws in any other jurisdiction outside the United States), such Shareholder shall be entitled to Transfer such Restricted Shares in accordance with the terms of the notice delivered to the Company. The Company will advise the Shareholder, within 10 business days after submission of such notice, whether such Shareholder is entitled to so transfer the Restricted Shares. If the Shareholder is entitled to so Transfer, he shall submit the share certificate or certificates evidencing the Restricted Shares to be Transferred to the Company in proper form for transfer and accompanied by appropriate instruments of Transfer. Restricted Shares thus Transferred (and each of the certificates evidencing any untransferred balance of the Restricted Shares not so Transferred) shall bear the restrictive legend set forth in Section 3.1, unless, in the opinion of both such legal counsel (or legal counsel to the Company if the Shareholder did not present an opinion of its legal counsel), such legend is not required by the applicable provisions of the Securities Act or state securities laws; and

            (b) If in the reasonable opinion of either of such legal counsel (or legal counsel to the Company if the Shareholder did not present an opinion of its legal counsel), the proposed Transfer cannot be effected without registering the Restricted Shares involved under the Securities Act or state securities laws, such Shareholder shall not offer to Transfer or Transfer such Restricted Shares unless and until such Restricted Shares have been registered under the Securities Act or state securities laws for such purpose.

            3.03. Restrictions on Transfer. Until the Initial Public Offering Date, no Shareholder shall Transfer any Shares to any person unless such Transfer is made: (i) to a Permissible Transferee as defined in and in accordance with the terms and provisions of Section 3.04; or (ii) in accordance with the terms and provisions of Sections 3.06, 3.07 and 3.08. Any transferee of Shares who receives Shares without violation of this Agreement, other than a transferee who receives Shares in a public offering pursuant to an effective registration statement filed pursuant to the Securities Act or in a public sale of such Shares pursuant to Rule 144 (such Shares being "Excluded Shares") shall
(i) take and hold such Shares subject to this Agreement and to all the obligations and restrictions upon the transferor, (ii) observe and comply with this Agreement and with such obligations and restrictions, and (iii) as a condition of Transfer, execute and deliver to the Company and each other Shareholder a Joinder Agreement substantially in the form of Exhibit A hereto. Notwithstanding any of the terms herein, each Parent and the
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Founders acknowledges that it has acquired the Shares for its own account and not with a view to any direct or indirect resale or distribution thereof.

            3.04. Permissible Transfers. Notwithstanding any provision (other than Section 3.02) to the contrary contained in this Agreement, any Shareholder (which term includes Permissible Transferees for the purposes of this Agreement), may transfer Shares to: (i) a spouse or any lineal ancestor or descendant of such Shareholder; (ii) the trustee or trustees of a trust or trusts at any time established for the primary benefit of such Shareholder or the spouse or any lineal ancestor or descendant of such Shareholder, provided that each and every trustee who may vote any Shares shall be such Shareholder or a person referred to in this Section 3.04 or a bank or trust Company; (iii) if the Shareholder is a trust, to the beneficiaries of such trust, their spouses, lineal descendants and trusts for the benefit of any of them or to any Shareholder; (iv) a partnership, each general and limited partner of which is, or a limited liability Company, each member of which is, a Shareholder and/or one or more of the persons referred to in this Section 3.04 (other than a bank or trust Company); provided, however, that any such trust, partnership or limited liability Company shall have no terms inconsistent with the obligations of the transferor Shareholder under this Agreement. Furthermore, notwithstanding anything to the contrary herein, nothing in this Agreement shall restrict transfers (i) to the personal representative of a Shareholder (A) upon the death of such Shareholder for purposes of administration of such Shareholder's estate or (B) upon the incompetency of such Shareholder for purposes of the protection and management of such Shareholder's assets, but such personal representative may not Transfer such Shares other than as permitted under this Agreement; or
(ii) that are required under law or judicial order. In addition, any Shareholder may transfer Shares to any limited partnership with the same general partner, or to any company that directly, or indirectly, controls or is controlled by or is under ordinary control with the Shareholder, where ownership of 50% or more of the voting securities of a company shall constitute control. Any person receiving any Shares in a transaction pursuant to this Section 3.04 is herein referred to as a "Permissible Transferee" with respect to such transaction, and shall execute and deliver to the Company and each of the Shareholders a Joinder Agreement substantially in the form of Exhibit A hereto.

            3.05. Failure to Comply. Any purported Transfer of Shares in violation of this Agreement shall be void and of no force or effect, and no such Transfer shall be made or recorded on the books of the Company.

            3.06. Rights of First Offer.

            (a) Right of First Offer. Except as provided in Section 3.04, no Shareholder shall Transfer or accept an offer to Transfer any Shares to any person unless:

                  (i) If the proposed transferor Shareholder (hereinafter referred to as the "Offering Shareholder") shall at any time desire to directly or indirectly Transfer the Shares owned by the Offering Shareholder other than to a Permissible Transferee pursuant to Section 3.04, such Offering Shareholder shall first give written notice (the "Transfer Notice") to the Company, which Transfer Notice shall state (x) such Offering Shareholder's desire to make such Transfer, (y) the number of Shares proposed to be transferred (the "Offered Securities"), and (z) the consideration and other material terms and conditions (the "First Offer Price") which such Offering Shareholder proposes to be paid for such Offered Securities. If the Offering Shareholder fails to give the Transfer Notice with respect to any such proposed transfer of his Shares, then any such purported transfer shall be void and shall not be made or recorded on the books of the Company.

                  (ii) Subject to Section 3.06(a)(vii) and other relevant laws, upon the giving of a Transfer Notice, the Company shall have the irrevocable and exclusive option, but not the obligation, to purchase all, but not less than all, of the Offered Securities at the First Offer Price. Such option shall be exercised by so notifying the Offering Shareholder (with copies to all other Shareholders) within 30 days of the delivery of the Transfer Notice failing which, such option shall automatically lapse and terminate. Failure by the Company to
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deliver the notice required by this Section 3.06(a)(ii) shall be deemed an election not to purchase the Offered Securities.

                  (iii) If the Company exercises its option to purchase all, but not less than all, of the Offered Securities at the First Offer Price or the Reoffer Price (as defined below), the Company shall repurchase such Shares (a "Section 3.06 Closing") not later than 60 days after the date of the notice copy, or if later, the fifth Business Day after all applicable governmental and third party permits, approvals and notices have been given or obtained, relevant laws complied with, and all legally required waiting periods have expired (a "Section 3.06 Closing Date"), and the Company shall pay to the Offering Shareholder in accordance with the provisions of Section 3.06(b) the total amount of the First Offer Price in respect of all of the Offered Securities so repurchased. Upon such repurchase, the Offered Securities shall be cancelled.

                  (iv) If the Company does not exercise its option to repurchase the Offered Securities at the First Offer Price, then the Offering Shareholder shall give a Transfer Notice to the other Shareholders (any such recipient of a Transfer Notice, an "Offeree Shareholder"), which Transfer Notice shall state the information as set forth in paragraph (i) of this Section. If the Offering Shareholder fails to give the Transfer Notice with respect to any such proposed transfer of his shares, then any such proposed transfer shall be void and shall not be made or recorded on the books of the Company.

                  (v) Subject to Section 3.06(a)(vii), upon the giving of a Transfer Notice, each of the Offeree Shareholders, as a group, shall have the irrevocable option, but not the obligation, to purchase all (but not less than all) of the Offered Securities at the First Offer Price on a pro rata basis, based on such Offeree Shareholder's percentage equity interest at such time. Such option shall be exercised by so notifying the Offering Shareholder (with copies to all other Shareholders) within 15 days of the delivery of the Transfer Notice, failing which, such option shall automatically lapse and terminate in respect of the relevant Offeree Shareholder. Failure by the applicable Offeree Shareholder to deliver the notice required by this Section 3.06(a)(v) shall be deemed an election not to purchase the Offered Securities and the other Offeree Shareholders may then purchase the balance of such Offered Securities on a first-come, first-serve basis.

                  (vi) If no Offeree Shareholders exercise their option to purchase the Offered Securities at the First Offer Price or if options are exercised in respect of any part of the Offered Securities, then the Offering Shareholder who has duly given such Transfer Notice shall be entitled, for a period of 60 days beginning on the earlier of (x) the third day after the last date for the giving of a written notice of exercise by the Offeree Shareholders pursuant to paragraph (v) of this Section or (y) the date such Offering Shareholder shall have received written notices from the Offeree Shareholders stating that the Offeree Shareholders do not intend to exercise the option granted under this Section, to enter into definitive agreements to Transfer all or less than all of the Offered Securities, at a price equal to or greater than the First Offer Price and on the other terms and conditions set out in the Transfer Notice.

                  (vii) In the event that, prior to the expiration of the 60-day period referred to in paragraph (vi) of this Section, an Offering Shareholder wishes to Transfer any Offered Securities at a price that is less than the First Offer Price specified by such Offering Shareholder, such Offering Shareholder shall not Transfer any of the Offered Securities at such lesser price unless such Offering Shareholder shall first reoffer such Offered Securities at such lesser price to the Company by giving written notice (the "Reoffer Notice") to the Company of such selling Offering Shareholder's intention to make such Transfer at such lower price (the "Reoffer Price"). The Company shall then have an irrevocable and exclusive option to purchase all of the Offered Securities at the Reoffer Price, exercisable in the same manner as provided in paragraph (ii) of this Section except that the Company's option under this paragraph (vii) shall be exercisable for 15 days after the Reoffer Notice has been received by the Company. If the Company does not then elect to repurchase all of the Offered Securities, then the Offering Shareholders shall give the Reoffer Notice to the Offeree Shareholders. The Offeree Shareholders
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shall then have an irrevocable and exclusive option to purchase all of the
Offered Securities at the Reoffer Price on a pro rata basis, exercisable in the same manner as provided in paragraph (v) of the Section, except that the Offeree Shareholder's option under this paragraph (vii) shall be exercisable for 15 days after the Reoffer Notice has been received by the Purchasers. The Offering Shareholder shall be entitled for a period beginning on the earlier of (x) the third day after the last date for the giving of a written notice of exercise by the Offeree Shareholders in response to the Reoffer Notice pursuant to this paragraph (vii) or (y) the date such Offering Shareholder shall have received written notice from the Offeree Shareholder stating that the Offeree Shareholder does not intend to exercise the option granted under this Section, and ending on the later of (x) 30 days thereafter or (y) the end of the period referred to in paragraph (iv) of this Section to enter into a definitive agreement to Transfer to any third party all or any part of the Offered Securities, at a price equal to or greater than the Reoffer Price and on the other terms and conditions set out in the Reoffer Notice or Transfer Notice.

                  (viii) If neither the Company nor any of the Offeree Shareholders exercise their option to purchase all of the Offered Securities at the First Offer Price or the Reoffer Price, and the Offering Shareholder desiring to Transfer shall not have Transferred all of the Offered Securities for any reason before the expiration of the period described in paragraph (vii) of this Section in the event of a Reoffer, or, if no Reoffer Notice is given, the 30-day period described in paragraph (vi) of this Section, then no Transfer subject to this Section (including Transfers of any Shares that were previously deemed Offered Securities) by such Offering Shareholder thereafter shall be consummated unless all of the provisions of this Section are again complied with.

                  (ix) If the Offeree Shareholders exercise their option to purchase all of the Offered Securities at the First Offer Price or the Reoffer Price, the Company shall record the transfer of those Shares to such exercising Offeree Shareholders (a "Section 3.06 Closing") in the Company's register of members, not later than 30 days after the date of the notice of exercise, and the Offering Shareholder shall deliver to the Offeree Shareholder certificates for those shares and duly executed instruments of transfer (a "Section 3.06 Closing Date").

                  (x) If the exercising Offeree Shareholders shall have elected to purchase a number of the Offered Securities at the first Offer Price or the Reoffer Price which, in the aggregate, exceeds the number of Offered Securities available, such Offered Securities shall be allocated, pro rata, in the same proportion that the number of Shares owned by each such exercising Offeree Shareholder bears to the total number of Shares owned by all such exercising Offeree Shareholders on the date of delivery of the Transfer Notice.

            (b)   Payment, Delivery of Certificates, etc.

                  (i) If any party hereto purchases any Shares pursuant to the provisions of this Section 3.06, at the Section 3.06 Closing, such party shall pay the purchase price in the manner set forth in the Transfer Notice.

                  (ii) At the Section 3.06 Closing, the transferor Shareholder shall deliver to the party hereto, duly endorsed instrument of transfer and original certificates for all of the Shares being purchased by such party and sold at such Section 3.06 Closing and, in addition, such signature guarantees and other documents as may be reasonably requested in order to confirm the transferor Shareholder's title to such Shares and his authority to act in connection with the sale thereof.

            3.07. Tag-Along. Until the Initial Public Offering Date, no Shareholder shall voluntarily Transfer 10% or more of the Company's share capital to any person pursuant to a bona fide offer to purchase Shares by a third party (a "Bona Fide Offer") unless such Transfer is made in accordance with this Section 3.07.

            (a) The proposed transferor Shareholder shall afford each other Shareholder (the "Other Shareholders") the opportunity to sell, in the same transaction contemplated by the Bona Fide Offer, at the same price and on the same
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terms, the same proportion of the number of Shares being sold pursuant to the
Bona Fide Offer as the total number of Shares owned by such Other Shareholders bears to the total number of Shares owned by all ordinary Shareholders on such date.

            (b) Each Other Shareholder shall, within 15 days of the date of delivery of the Transfer Notice pursuant to Section 3.06, notify the proposed transferor Shareholder of its election to sell its Shares pursuant to Section 3.07(a). The failure by any Other Shareholder to deliver a notice pursuant to this Section 3.07(b) shall be deemed an election by such Other Shareholder not to sell the Shares owned by it pursuant to Section 3.07(a).

            3.08. Pre-emptive Rights. Except as otherwise provided herein, and except for Shares to be made available for compensation purposes pursuant to the Stock Option Plan (as defined in Section 4.01 below) and acquisitions approved by the Board or which are otherwise permitted under that Section, the Company shall not offer, issue or sell, or enter into any agreement or commitment to offer, issue or sell any of its shares or any options, rights or other securities to acquire any such shares (collectively, the "Preemptive Shares"), unless the Company shall first offer in writing to sell to each of the Shareholders, on the same terms and conditions and at the same equivalent price, the number of shares equal to the Proportionate Amount (as defined below); provided that in the event a Shareholder elects not to exercise its rights pursuant to this Section 3.08, whether in full or in part, each other Shareholder shall have the right to subscribe for such non-electing Shareholder's Proportionate Amount. In the event the subscription by each other Shareholder for the non-electing Shareholder's Proportionate Amount exceeds the Proportionate Amount, each other Shareholder shall be entitled to subscribe for the pro rata portion of such Proportionate Amount based on the number of Shares held by each Shareholder on such date. The "Proportionate Amount" shall be equal to the product of (x) all such shares and securities to be sold or issued and
(y) a fraction (i) the numerator of which shall be the number of Shares owned by such Shareholder and (ii) the denominator of which shall be the aggregate number of outstanding Shares. Such offer shall remain outstanding for at least 14 days from the date of such written notice and shall be exercised by a Shareholder giving written notice to the Company within such 14 day period (a "Preemptive Notice"). Following the completion of such 14 day period, the Company shall have the right, for a period of 60 days to sell any Preemptive Shares not purchased by existing Shareholders, on substantially similar terms and at a price per share not less than the per share price in respect of the Preemptive Shares offered to such Shareholders. Thereafter, any offer, sale or issuance of Preemptive Shares shall again be subject to the provisions of this Section 3.08. The terms of this Section 3.08 shall terminate and be null and void on the date that Initial Public Offering is completed.

      Section 4. Employee Stock Option Plan and Award Agreement. As a way to incentivize employees of the Company, the Company shall implement an employee share option plan (the "Stock Option Plan") to be approved by the Board. Unless otherwise approved by the Board, the total number of option shares issuable under such Stock Option Plan shall not exceed 200,000 Ordinary Shares (the "Stock Option Plan Limit").

      Section 5.  Corporate Governance.

            5.01. Board of Directors. (a) The Board of Directors of the Company (the "Board") shall initially consist of five directors (the "Directors"). The Parent shall have the right to designate three Directors and the Founders shall have the right to designate two Directors. The Board shall hold regular meetings to be held at the Company's offices in Beijing or such other location as determined by the Board, not less than quarterly.

            (b) As of the date hereof, the individuals designated in Schedule A hereto are appointed as Directors of the Company.

            (c) The Board shall have two standing committees: (i) an audit committee and (ii) a compensation committee, each of which shall initially be comprised of such members as designated in Schedule A hereto.
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            5.02. Termination of Employee/Director. In the event the Board is considering the termination of any employee of the Company for cause who is also a member of the Board, the affected employee/Director shall not be entitled to vote as a Board member during the consideration of his/her termination.

            5.03. Management. The Parent shall have the right to appoint the Chief Financial Officer and the Director of Human Resources of the Company.

            5.04 Independent Auditors. The Parent shall have the right to appoint the independent auditors of the Company. As of the date hereof, the independent auditors specified in Schedule A hereto are appointed as independent auditors of the Company.

      Section 6. Confidentiality. Each Parent agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information, including any plans of the Company to conduct the Initial Public Offering, which such Parent may obtain from the Company about the Company or any of its Subsidiaries pursuant to financial statements, reports and other materials submitted to the Parent, unless such information is known, or until such information becomes known, to the public.

      Section 7. Binding Effect, No Third Party Beneficiaries. This Agreement and all of the provisions hereof shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors, heirs, executors, administrators and permitted assigns, as the case may be, whether so expressed or not, except as specifically otherwise provided. In addition, whether or not any express assignment shall have been made, the provisions of this Agreement shall also be binding upon, for the benefit of, and enforceable by any subsequent holder of any of the Shares other than a holder who acquired his Shares (i) in a transaction for which a registration statement under the Securities Act was effective at the time or in a sale complying with Rule 144 or
(ii) in contravention of the provisions hereof.

      Section 8. Notices. All notices or other documents which are required or contemplated by this Agreement shall be personally delivered, sent by certified or registered first class mail, sent by reputable overnight delivery service, or by facsimile (with confirmation copy sent by reputable overnight delivery service unless receipt of the facsimile is confirmed), in all cases with postage or charges prepaid, to the parties entitled to receive such notices at the addresses set forth on the signature page hereof, or at such other address as such party is directed to send notices by a notice given in conformity with the requirements of this Section 8. Any such notice shall be deemed to have been received (i) if mailed by certified or registered first class mail, on the fourth business day after the post-marked date thereof, (ii) if sent by overnight delivery service, on the business day following delivery of the notice to the delivery service, (iii) if given by personal delivery, at the time it is delivered, or (iv) if sent by facsimile, on the business day immediately following the sending.

      Section 9. Entire Agreement; Amendment. This Agreement, the schedules and exhibits hereto, represent the entire understanding of the parties with respect to the subject matter hereof. No termination, revocation, waiver, modification, amendment or supplement to this Agreement shall be binding unless (i) in writing and signed by the Company, and (ii) consented to in writing by the holders of 75% of the Ordinary Shares and the Preferred Shares outstanding.

      Section 10. Governing Law. This Agreement shall be interpreted and construed in accordance with the laws of New York without regard to its conflicts of laws provisions to the extent such provisions would cause the laws of another jurisdiction to apply.

      Section 11. Arbitration. Any dispute, claim or difference of any kind whatsoever arising out of or in connection with this Agreement, including any question in connection with the existence, construction, interpretation, validity, termination or implementation of this Agreement, shall be referred to and finally settled by arbitration by China International Economic and Trade Arbitration

Commission in Beijing ("CIETAC") in accordance with CIETAC's rules in effect at the time of the application for arbitration.

      Section 12. Interpretation. As used in this Agreement, the masculine gender shall include the feminine or neuter gender and the plural shall include the singular wherever appropriate. The titles of the paragraphs and sections have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions hereof. Nothing herein shall be construed against or more favorably toward any party by reason of any party having drafted this Agreement or any portion hereof.

      Section 13. Severability. Any provision of this Agreement that is invalid, illegal or unenforceable in any jurisdiction shall be automatically reformed and construed so as to be valid, operative and enforceable to the maximum extent permitted by law, or if no reformation is permissible, shall be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable the remaining provisions of this Agreement, and any such invalidity, illegality or unenforceability shall not, of itself, affect the validity, legality or enforceability of such provision in any other jurisdiction.

      Section 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument.

      Section 15. Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach of covenants or agreements contained in this Agreement will cause the aggrieved party to sustain injury for which it would not have an adequate remedy at law for money damages. Therefore each of the parties hereto agrees that, in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, and each of the parties hereto further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

      Section 16. No Waiver. No failure or delay on the part of any of the parties in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other right or power.

      Section 17. Conflicts. To the extent the terms and conditions of this Agreement are inconsistent with the Memorandum of Association or the terms and conditions of any agreement among any shareholders of the Company which are also parties to this Agreement, the terms and conditions of this Agreement shall prevail.

      Section 18. Notice and Cure. Each of the Shareholders, and the Company will notify the other parties to this Agreement in writing of, and contemporaneously will provide the other parties to this Agreement with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure within 30 days after the effective receipt of such notices by the other parties, any event, transaction or circumstance occurring after the date of this Agreement that causes or will cause any covenant or agreement of the Founders, the Parent or the Company, as the case may be, under this Agreement to be breached as if the same were made on or as of the date of such event, transaction or circumstance. Each of the Shareholders and the Company also will notify the other parties to the Agreement in writing within 30 days of, and will use all commercially reasonable efforts to cure within 30 days after the effective receipt of such notices by the other parties, any violation or breach of any covenant or agreement made by the Shareholders, Founders or the Company, as the case may be, in this Agreement occurring or arising after the date of this Agreement. No notice given pursuant to this Section shall have any effect on the covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Shareholders Agreement as of the day and year first above written.



                              MARSEC HOLDINGS, INC.



                              By:    /s/  Fan Bao
                                   --------------------------------------------
                                   Name:  Fan Bao
                                   Title: Chairman of the Board




                              ASIAINFO HOLDINGS, INC.



                              By:    /s/  Fan Bao
                                   --------------------------------------------
                                   Name:  Fan Bao
                                   Title: Vice President Business Development




                              YAN TING



                              /s/ Yan Ting
                              --------------------------------------------------




                              WANG WEIXUN



                              /s/ Wang Weixun
                              --------------------------------------------------




                              WU YUNKUN

                              /s/ Wu Yunkun
                              --------------------------------------------------




                              CHANG XIAOGUANG



                              /s/ Chang Xiaoguang
                              --------------------------------------------------

                              ZHAO GUOFU


                              /s/ Zhao Guofu
                              --------------------------------------------------




                              WANG JIAN


                              /s/ Wang Jian
                              --------------------------------------------------




                              JIANG XIAOJUN



                              /s/ Jiang Xiaojun
                              --------------------------------------------------




                              GU MAOLIN



                              /s/ Gu Maolin
                              --------------------------------------------------




                              ZHANG GUANGLONG



                              /s/ Zhang Guanglong
                              --------------------------------------------------

                                   SCHEDULE A

                        MEMBERS OF THE BOARD OF DIRECTORS



                              FAN BAO (CHAIRMAN)

                                     JI PING

                                     JOHN HO

                                    YAN TING

                                   WANG WEIXUN




                         MEMBERS OF THE AUDIT COMMITTEE



                                     FAN BAO

                                     JI PING

                                     JOHN HO





                      MEMBERS OF THE COMPENSATION COMMITTEE



                                     FAN BAO

                                     JI PING

                                     JOHN HO




                              INDEPENDENT AUDITORS



                            DELOITTE TOUCHE TOHMATSU

                                    EXHIBIT A

                                JOINDER AGREEMENT


      WHEREAS, the undersigned is acquiring simultaneously with the execution of this Agreement ________ Ordinary Shares, par value US$0.01 per share, (the "Ordinary Shares"), of MARSEC Holdings, Inc., a Cayman Islands corporation (the "Company"), from an existing Shareholder;

      WHEREAS, as a condition to the acquisition of the Ordinary Shares, the undersigned has agreed to join in a certain Shareholders Agreement (the "Shareholders Agreement") dated as of _______________, 2000 by and among the Company and the Shareholders named therein;

      WHEREAS, the undersigned understands that execution of this Agreement is a condition precedent to the acquisition of the Ordinary Shares;

      NOW, THEREFORE, the undersigned agrees to become a party to the Shareholders Agreement and agrees to be bound by all of the terms and provisions thereof as a Shareholder to the full extent that [the transferor] is bound thereby and represents and warrants to the Company and the Shareholders as to those matters set forth in Section 2 of the Shareholders Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement this _________ day of _______________, _______.